MAINSTAY GROUP OF FUNDS

Supplement dated August 9, 2018 (“Supplement”) to:

MainStay Equity Funds, MainStay Fixed Income and Mixed Asset Funds, MainStay Target Date Funds
and MainStay Asset Allocation Funds Prospectuses,
each dated February 28, 2018, as supplemented

MainStay Cushing Funds Prospectus, dated March 31, 2018, as supplemented

and

MainStay Absolute Return Multi-Strategy Fund and MainStay MacKay Short Term Municipal Fund Prospectuses, each dated August 28, 2017, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the applicable Prospectus.

Effective immediately, in the “Shareholder Guide” section of each Prospectus under “General Policies: Selling Shares,” the following is added under the tenth bullet “In the interests of all shareholders, we reserve the right to:”

— temporarily hold redemption proceeds of natural persons (i) age 65 or older or (ii) age 18 and older who the Transfer Agent reasonably believes has a mental or physical impairment that renders the individual unable to protect his or her own interests from actual or attempted financial exploitation; however, the Transfer Agent is not required to hold redemption proceeds in these circumstances and does not assume any obligation to do so;

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

MS16MULTIc-08/18